UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 13, 2006
Ciphergen Biosystems, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
6611 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)
(510) 505-2100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 9.1
EXHIBIT 99.1

Item 2.01 Acquisition or Disposition of Assets.
     On November 13, 2006, Ciphergen Biosystems, Inc. (the “Company”) completed the sale to Bio-Rad Laboratories, Inc. (“Bio-Rad”) of the Company’s protein research tools and collaborative services business (the “Investment Business”), which includes the Company’s SELDI technology, ProteinChip® arrays and accompanying software (the “Asset Sale”). Pursuant to the terms of the Asset Purchase Agreement entered into with Bio-Rad on August 14, 2006, Bio-Rad paid the Company approximately $16 million in cash at the closing of the transaction. An additional $4.0 million of contingent cash consideration includes $2.0 million, subject to certain adjustments, to be held in escrow as security for certain obligations of the Company for three years following the closing, and $2.0 million as a holdback amount to be held by Bio-Rad until the issuance of a re-examination certificate confirming a SELDI patent. In addition, Bio-Rad has made a $3 million equity investment in the Company.
     On November 13, 2006, the Company issued a press release announcing the closing of the transaction. A copy of this press release is also furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(b)	Pro Forma Financial Information

In accordance with Item 9.01 (b)(1) of Form 8-K, the pro forma financial information required by Item 9.01 (b) of Form 8-K is attached hereto as Exhibit 9.1.

(c)	Exhibits
2.1	Asset Purchase Agreement between Ciphergen Biosystems, Inc. and Bio-Rad Diagnostics, Inc. dated August 14, 2006.

9.1	Pro forma financial statements of Ciphergen Biosystems, Inc.:
•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2006, and notes thereto

•	Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and for the six months ended June 30, 2006, and notes thereto
99.1	Press release of Ciphergen Biosystems, Inc., dated November 13, 2006

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciphergen Biosystems, Inc. (Registrant)

Date: November 14, 2006	By:	/s/ Gail S. Page
Gail S. Page
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description
2.1	Asset Purchase Agreement between Ciphergen Biosystems, Inc. and Bio-Rad Laboratories, Inc. dated August 14, 2006.

9.1	Pro forma financial statements of Ciphergen Biosystems, Inc.:

• Unaudited pro forma condensed consolidated balance sheet as of June 30, 2006, and notes thereto

• Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005, and for the six months ended June 30, 2006, and notes thereto

99.1	Press release of Ciphergen Biosystems, Inc. dated November 13, 2006

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